Exhibit 10.1

                                                 SECURITY AGREEMENT


         This SECURITY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "Agreement") is dated as of August 23, 2000 and is made by and among each of the companies listed on Schedule VII hereto, and any future Subsidiary, if any, of Sierra Health Services, Inc., a Nevada corporation ("Borrower") that becomes a party to this Agreement (each such party other than the Borrower is referred to herein as a "Subsidiary Grantor"; the Borrower and each Subsidiary Guarantor is individually a "Grantor" and are collectively the "Grantors") in favor of and for the benefit of BANK OF AMERICA, N.A. ("Bank of America"), as Administrative Agent (together with any successor appointed pursuant to Section 10.09 of the Credit Agreement (as hereinafter defined), the "Agent") for the financial institutions (which financial institutions, together with the Agent, are each a "Secured Party" and, collectively, the "Secured Parties") that are or may hereafter become party to the Credit Agreement (as hereinafter defined).

                                               PRELIMINARY STATEMENTS

(1) The Borrower, various financial institutions (the "Lenders"), and Bank of America, in its capacity as agent for the Lenders (in such capacity, the "Lender Agent") have entered into a Credit Agreement dated as of October 30, 1998, as amended (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make available to the Borrower certain Loans and to issue Letters of Credit for the account of the Borrower.

(2) Pursuant to that certain Guaranty (as it may be amended, supplemented or otherwise modified from time to time, the "Guaranty") of even date herewith, the Subsidiary Grantors have guaranteed all obligations of the Borrower under the Credit Agreement.

(3) Pursuant to that certain Waiver and Fourth Amendment to the Credit Agreement dated as of August 14, 2000 ("Fourth Amendment") Borrower agreed that each Grantor shall grant the assignments and security interest and make the pledge and assignment contemplated by this Agreement.

     (4)  The  Grantors  have  duly  authorized  the  execution,   delivery  and
performance of this Agreement.

     (5) The obligations of each Subsidiary Grantor under the Guaranty are to be secured pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to execute the Fourth Amendment, the Grantors, and each of them, hereby agree with the Agent for its benefit and the ratable benefit of the Secured Parties as follows:

1. SECTION Grant of Security. Each Grantor hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the Secured Parties a first priority security interest in, all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the following (collectively, the "Collateral"), subject only to Liens described on
Schedule VIII and Liens permitted under the Credit Agreement (the "Permitted Liens"):

(a) all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all manufacturing, distribution, selling, data processing and office equipment, all machinery, all furniture, furnishings, appliances, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description other than Inventory as hereinafter defined), all fixtures and trade fixtures and all parts thereof and accessions thereto (any and all of the foregoing being the "Equipment");

(b) all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all goods which are held for sale or lease or to be furnished (or which have been furnished) under any contract of service, or which are raw materials, work in process therefor, finished goods thereof or materials used or consumed in the manufacture or production thereof, and (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all of the foregoing being the "Inventory");

     (c) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles (including, without limitation, any licenses, permits or quotas) and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e),
(f) or (g) below, being the "Receivables", and any and all such leases, security agreements and other contracts relating thereto being the "Related Contracts");

(d)                        all of the following (the "Security Collateral"):

(i) the indebtedness (the "Pledged Debt") described on Schedule I and owing to such Grantor by the issuers named therein and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(ii) all additional indebtedness from time to time owed to such Grantor by any obligor of the Pledged Debt or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                           (iii)  the  shares  of  capital  stock  described  on
                  Schedule II (the "Pledged Securities"), together with any other shares, stock certificates, options or warrants of any issuer listed in Schedule II that may be issued or granted to, or held by, any Grantor while this Agreement is in effect;

     (e) all of the following (collectively, the "Account Collateral"):

(i) the account at the offices of Agent in which the Borrower has deposited cash collateral pursuant to Section 3.07 of the Credit Agreement ("Cash Collateral Account"), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;

(ii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

(iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then-existing Account Collateral; and

(iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then-existing Account Collateral;

     (f) all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto or symbolized thereby and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world (collectively, "Trademarks"); copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights (collectively, "Copyrights"); unpatented inventions (whether or not patentable); patent applications and patents, and the inventions and improvements described and claimed therein, and patentable inventions and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of the foregoing and any written agreement granting to such Grantor any right to use any invention on which a subsisting patent exists (collectively, the "Patents"); industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition (all of the foregoing in this clause (f) being the "Intellectual Property");

(g) all proceeds of any and all of the foregoing Collateral (including without limitation, proceeds that constitute property of the types described in clauses (a)-(f) of this Section 1) and to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash;

         provided, however, the foregoing grant of a security interest shall be deemed not to grant a security interest in any of the property described below (such property being hereinafter referred to as "Excluded Property"):

                           (x) any Equipment,  Related Contracts or Intellectual
                  Property, but only to the extent that, under applicable law, the applicable Grantor is expressly prohibited from granting a security interest therein or applicable law provides for the involuntary forfeiture of the property in the event a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights and remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such Governmental Authority is obtained by the Agent prior to foreclosure or exercising its other rights or remedies hereunder as to which such consent is required, and

                           (y) any Equipment,  Related Contracts or Intellectual
                  Property, but only to the extent that the terms and provisions of a written agreement, document or instrument in effect on the date hereof creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein, provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party is obtained by the Agent prior to foreclosure or exercising of its other rights or remedies hereunder as to which such consent is required.

         In the event of the termination or elimination of any prohibition or the requirement for any consent contained in any applicable law, rule, regulation, agreement, document or instrument to the extent sufficient to permit any Excluded Property to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such Excluded Property shall be automatically and simultaneously granted hereunder in such Excluded Property, and the Excluded Property automatically and simultaneously shall be deemed to be assigned and pledged to the Agent and shall be included as Collateral hereunder.

2. SECTION Security for Obligations. This Agreement secures with respect to each Grantor, and the Collateral of such Grantor is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all Obligations of such Grantor to any Secured Party now or hereafter existing under the Credit Agreement, this Agreement, the Guaranty, the Notes, any Swap Contract entered into with a Lender and permitted under the Credit Agreement and the other Loan Documents in each case whether for principal (including reimbursement for amounts drawn or available to be drawn under Letters of Credit), interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses, increased costs, indemnification or otherwise (any and all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Agent, the Lender Agent, the Lenders, this Agreement, the Guaranty, the Notes, and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceedings.

3. SECTION Grantors Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) neither the Agent or any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

4. SECTION Delivery of Security  Collateral and Account  Collateral.  Subject to
Section 5(f), all certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, upon three Business Days' notice to the Grantors, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject to compliance with Applicable Regulatory Requirements. In addition, the Agent shall have the right upon the occurrence and during the continuance of an Event of Default to exchange instruments representing or evidencing Security Collateral or Account Collateral, for instruments of smaller or larger denominations.

     5. SECTION Representations and Warranties. Each Grantor hereby represents and warrants as follows:

(a) All of the Equipment and Inventory are located at the places specified on Schedule III, except for (i) Inventory and Equipment in transit and
         (ii) other Equipment and Inventory that, in the ordinary course of business, is held or stored at other locations. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper that evidence Receivables, are located at the address specified for such Grantor on Schedule IV. None of the Receivables are evidenced by a promissory note or other instrument. Such Grantor's federal tax identification number is as set forth on Schedule IV.

(b) Such Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the Lien created hereunder and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or any other Loan Document and except for Permitted Liens. As of the date of this Agreement, such Grantor currently conducts business only under its own name and, in certain areas and for certain operations, the trade names listed on
         Schedule V. Neither such Grantor nor any corporate predecessor has, during the preceding five (5) years, been known as or used any other corporate or fictitious name, except such names as are disclosed on
         Schedule V.

(c) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee, Equipment in the possession and control of such Grantor's lessees and licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice, and (ii) Equipment and Inventory in transit with common or other carriers.

(d) The Pledged Debt of such Grantor, if any, is in all respects what it purports to be and represents genuine debt owing to such Grantor arising from bona fide transactions completed in accordance with the terms and provisions contained in the document delivered to the Agent with respect thereto.

(e) Assuming continuous possession by the Agent, the pledge of each of the Pledged Debt and Pledged Securities pursuant to this Agreement creates a valid and first priority perfected security interest in the Pledged Debt and Pledged Securities, respectively, subject only to Permitted Liens.

(f) The Pledged Debt constitutes, as of the date hereof, all of the notes and instruments payable to or owned by such Grantor, except for notes and instruments with an outstanding principal amount of less than Twenty Five Thousand Dollars ($25,000) and except for notes and instruments received in the ordinary course of business and which such Grantor is not required to deliver to the Agent pursuant to Section 6 hereof or of which the Agent has not at any time requested possession and which are not a material portion of the Collateral either singly or in the aggregate.

(g) All shares of capital stock described on Schedule II are duly authorized, validly issued, fully paid and non-assessable.

(h) As to each issuer whose name appears on Schedule II, the Pledged Securities represent on the date hereof not less than the applicable percentage as shown on Schedule II of the total shares of capital stock issued and outstanding of such issuer.

     (i) Appropriate financing statements have been filed in the necessary jurisdictions (or have been executed and delivered by the applicable Grantor to the Agent in appropriate form for filing in the necessary jurisdictions) with respect to the Collateral as to which financing statements are required to be filed, so that the security interests granted pursuant to this Agreement, to the extent they may be perfected by filing financing statements in the necessary jurisdictions, constitute (or in the case of any such financing statements not yet filed, will constitute upon filing thereof) valid, continuing and perfected security interests in and liens on the Collateral to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions in the United States, securing the payment of the Secured Obligations, subject only to Permitted Liens. All other actions necessary or requested by the Agent to perfect and protect such security interest in each item of Collateral (including, without limitation, the actions described in clauses (i) and (ii) of Section 6(a) to the extent required therein) have been duly taken to the extent a security interest can be created therein under the Uniform Commercial Code as in effect in the applicable jurisdictions of the United States.

(j) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken or are in full force and effect) is required (i) for the pledge of the Security Collateral, for the grant of the security interest in the Collateral held by such Grantor hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (ii) for the exercise by the Agent of any rights or remedies in respect of the Collateral hereunder except as may be required for the Agent to receive payments directly from the United States government under the Assignment of Claims Act, 31 U.S.C. ss. 3727 and 41 U.S.C. ss. 15 (the "Assignment of Claims Act").

(k) To the best of such Grantor's knowledge, each Trademark, Copyright and Patent material to the operations of the Borrower and its Subsidiaries taken as a whole is validly subsisting and is presently in good standing. Schedule VI contains a complete listing of all of such Grantor's Copyrights, Registered Trademarks, Applications for Trademarks and Patents.

(l) To the best of the Grantors' knowledge, no claim has been made by a third party that any Intellectual Property is invalid or unenforceable.

(m) To the best of the Grantors' knowledge, no claim has been made that the use of any Intellectual Property does or may violate the rights of any third party.

(n) The execution and delivery of this Agreement and the performance by such Grantor of its obligations hereunder are within such Grantor's corporate power, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law or of the organizational documents of such Grantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon such Grantor.

     (o) This Agreement is a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and creates a valid and, except for Permitted Liens, after all appropriate financing statements are filed, all appropriate filings are made with the U.S. Patent and Trademark Office, and all appropriate action is taken with respect to the chattel paper, the certified securities and the deposit accounts, first priority security interest in the Collateral and such security interest is entitled to all rights, priorities and benefits afforded by the Uniform Commercial Code.

(p) Such Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every Governmental Authority, the non-compliance with which would materially adversely affect any material portion of the Collateral of such Grantor.

6.       SECTION   Further Assurances.

         (a) Each Grantor agrees from time to time that, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Agent may reasonably request, in order to perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of the Agent made at any time after the occurrence and during the continuation of an Event of Default, mark conspicuously on the applicable certificate, in the event any of its Equipment is covered by a certificate of title or on the Equipment itself if not covered by a certificate of title, each document included in each chattel paper included in the Receivables, each Related Contract, and each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such Equipment, document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by, or if such Grantor shall otherwise be the payee under, a promissory note or other instrument or chattel paper having a principal balance in excess of Twenty Five Thousand Dollars ($25,000), deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the pledge, assignment and security interest granted or purported to be granted hereby.

         (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) Each Grantor shall furnish to the Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         (d) Each Grantor agrees that, at the request of the Agent, following the occurrence and during the continuance of an Event of Default, such Grantor will execute any and all documents, notices or instruments as may be necessary or desirable, or as the Agent may reasonably request, to direct the government of the United States of America to pay to the Agent, for the account of the Agent and the Lenders, all amounts otherwise payable to the Grantors under the Assignment of Claims Act.

         (e) Each Grantor shall (i) preserve and maintain all material rights in the material Intellectual Property, and (ii) upon the occurrence and during the continuation of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable the Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any material right to file a material Copyright, Patent or Trademark application nor shall any Grantor abandon any material pending Copyright, Patent or Trademark application, or material Copyright, Patent or Trademark without the prior written consent of Agent.

7.       SECTION   As to Equipment and Inventory.

(a) Each Grantor shall keep the Equipment and Inventory of such Grantor (other than (i) Inventory sold in the ordinary course of business, and (ii) Equipment and Inventory that, in the ordinary course of business, is held or stored at other locations) at the places therefor specified on Schedule III or, upon prior written notice to the Agent, at such other places in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Equipment and Inventory.

(b) Each Grantor shall cause the Equipment material to its operations to be maintained and preserved in good repair and working order, ordinary wear and tear and damage due to casualty excepted, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete, and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto, that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Agent a statement respecting any material loss or damages to any of the Equipment or Inventory.

8.       SECTION   Insurance.

(a) Each Grantor (or the Borrower, on behalf of each Grantor) shall, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor with financially sound and reputable insurers in such amounts, covering such risks and in such form as is consistent with past practice and as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor operates. Each policy for property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition: (i) name such Grantor (or the Borrower) as insured thereunder and the Agent as an additional insured thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) in the case of property damage insurance, contain the agreement by the insurer that any loss thereunder shall be payable to the Agent, (iii) not contain any provision providing for recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor (or the Borrower) shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor (or the Borrower) shall, at the request of the Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 8 and use reasonable efforts to cause the insurers to acknowledge notice of such assignment.

(b) Reimbursement under any liability insurance maintained by such Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when clause (c) of this Section 8 is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 8 and received by the Agent shall be released to such Grantor as reimbursement for the costs of such repairs or replacements.

(c) At the request of the Agent, upon the occurrence and during the continuance of any Event of Default, all insurance payments made by an insurer in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 17(b) hereof.

9.       SECTION   Voting Rights; Dividends; Payments; etc.

     (a) So long as the Agent has not given the notice referred to in clause (b) below:

(i) Each Grantor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Pledged Securities for any purpose; provided, however, that each Grantor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

     (ii) Each Grantor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Pledged Securities which are paid in cash by any issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer of Pledged Securities may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Grantor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(iii) The Agent shall execute and deliver, or cause to be executed and delivered, to each Grantor, all such proxies, powers of attorney, dividend orders and other instruments as such Grantor may request for the purpose of enabling such Grantor to exercise the rights and powers which it is entitled to exercise pursuant to subclause (I) above and to receive the dividends which it is authorized to retain pursuant to subclause (ii) above.

(iv) Each Grantor shall be entitled to (A) collect all regular payments made or proceeds received with respect to the Pledged Debt and (B) enforce and prosecute all rights and remedies available under any of the Pledged Debt.

         (b) Upon written notice from the Agent during the existence of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Grantors are entitled to exercise pursuant to Section 9(a)(I) hereof, and all rights of the Grantors to receive and retain dividends pursuant to Section 9(a)(ii) hereof, and all rights of the Pledgors to receive payments pursuant to Section 9(a)(iv) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments, subject to Applicable Regulatory Requirements. Any and all money and other property paid over to or received by the Agent pursuant to this clause
         (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     10. SECTION Place of Perfection; Records; Collection of Receivables; Intellectual Property.

         (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and all originals of all chattel paper that evidence Receivables, at the location therefor specified on Schedule III or, upon prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, and chattel paper and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

         (b) Except as otherwise provided in this clause (b), each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due such Grantor under the Receivables and, prior to the occurrence of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuation of an Event of Default, at the Agent's direction, shall take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor or Grantors of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments received by such Grantor in respect of the Receivables) shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be applied as provided by Section 17(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

11.      SECTION   Intentionally Deleted.

12.      SECTION   Intentionally Deleted.

13. SECTION Transfers and Other Liens; Additional Shares. Except as otherwise permitted under the Credit Agreement, no Grantor shall (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral.

14. SECTION Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement and to enforce its right hereunder, including, without limitation:

     (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be paid to the Agent pursuant to
Section 8;

         (b) upon the occurrence of an Event of Default and while it is continuing, to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

     (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and

(d) upon the occurrence of an Event of Default and while it is continuing, to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Agent with respect to any of the Collateral.

15. SECTION Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Agent, upon prior written notice and reasonable opportunity to remedy such failure to such Grantor or the Borrower, may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Grantor and the Borrower under Section 18(b). Neither the Agent nor any Lender shall have any obligation or duty to perform any of the obligations or duties of any Grantor hereunder.

16. SECTION The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Bank of America accords its own property or if it takes such action as any applicable Grantor requests in writing; but, failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. No failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Grantor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

     17. SECTION Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of California at such time (the "Uniform Commercial Code") (whether or not the Uniform Commercial Code applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it shall at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties (ii) require each Grantor to, and each Grantor hereby agrees that it shall upon request of the Agent forthwith, execute all such documents and do all such other things which may be reasonably necessary or desirable in order to enable the Agent or its nominee to be registered as the owner of the Intellectual Property with any competent registration authority, and (iii) without notice, except as specified herein, advertisement, hearing or process of law of any kind, sell the Collateral or any part thereof in one or more parcels free and clear of all rights and claims of the Grantors at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least five days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantors further agree that the Secured Parties shall have the right to bid for and purchase any or all of the Collateral at any such public sale.

(b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 18) in whole or in part by the Agent against, all or any part of the Secured Obligations as provided in the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be promptly paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

(c) The Agent may exercise any and all rights and remedies of any Grantor under or in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any agreement.

(d) All payments received by any of the Grantors under or in connection with any agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

(e) The Agent may, without notice to any Grantor except as required by applicable law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Collateral Account, or any other Account Collateral or any part of either thereof.

(f) The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Security Collateral as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (ii) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Grantor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

18.      SECTION   Indemnity and Expenses; Taxes.

(a)      Each  Grantor  agrees,   jointly  and  severally,   to  indemnify  each
         Indemnified Person from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Indemnified Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

(b) Each Grantor agrees, jointly and severally, to pay to the Agent, upon written demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

     (c) Each Grantor shall pay: (i) all taxes, assessments and other charges of governmental authorities imposed upon any of the Collateral before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums materially adversely affecting the Collateral, which have become due and payable and which by law have or may become a Lien (other than a Permitted Lien) upon any of the Collateral prior to the time when any material penalty or fine shall be incurred with respect thereto, provided that no such taxes, assessments and charges of Governmental Authorities referred to in subclause (i) above or claims referred to in subclause (ii) need to be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and enforcement thereof is stayed and if a reserve or other appropriate provision required in conformity with GAAP shall have been made therefor and if, at the request of the Agent, it posts a bond or other form of indemnity satisfactory to the Agent in the amount of such contested taxes, assessments and charges plus any applicable interest and penalties.

19. SECTION Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower are joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

     (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

     (c)  any  taking,   exchange,   release  or  non-perfection  of  any  other
collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

(f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

20. SECTION Amendments: Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any amendment to this Agreement that is in substantially the same form as Exhibit A hereto shall be effective when signed by only the Agent and the Additional Grantor (as defined therein). No failure on the part of the Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

21. SECTION Addresses for Notices. All notices and other communications provided to the Agent and to any Grantor shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

22. SECTION Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until all Secured Obligations have been paid in full and all Commitments have terminated, all Letters of Credit have expired or been cross-collateralized, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitations all or any portion of its Commitment, the loans owing to it and the Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.04 of the Credit Agreement.

23. SECTION Termination. When all Secured Obligations have been paid in full, all Commitments have terminated and all Letters of Credit have expired or been cross-collateralized, the security interest granted hereby shall terminate and all rights to the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the applicable Grantor. Upon the termination of any such security interest, the Agent shall promptly return to the applicable Grantor, at such Grantor's expense, such of the Collateral (and, in the case of a release, such of the released Collateral) held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will, at such Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination or release, as the case may be.

24. SECTION Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

25. SECTION Entire Agreement; Severability of Provisions. This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrower and the other Grantors to the Agent or the Lenders, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

26. SECTION Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

27. SECTION WAIVER OF JURY TRIAL. EACH OF THE GRANTORS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

28. SECTION Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GRANTORS WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND
UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN
CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED IN SECTION 21, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. EACH GRANTOR, THE AGENT AND THE LENDERS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE GRANTORS IN THE COURTS OF ANY OTHER JURISDICTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                            SIERRA HEALTH SERVICES, INC.


                             By: /s/ Erin MacDonald

                             Title: President & COO

                            SIERRA HEALTH-CARE OPTIONS, INC.


                             By: /s/ Wayne R. Nippe

                                Title: Secretary

                            NEVADA ADMINISTRATORS, INC.


                              By: /s/ D. Sonenstein

                                Title: Secretary

                            BEHAVIORAL HEALTHCARE OPTIONS, INC.


                            By: /s/ Stephen E. Shoop

                                Title: Secretary

                            SIERRA HOME MEDICAL PRODUCTS, INC.


                             By: /s/ Lynn Rosenbach

                                Title: Secretary

                           FAMILY HEALTHCARE SERVICES

                              By: /s/ D. Sivertsen

                                Title: Secretary

                            FAMILY HOME HOSPICE, INC.


                              By: /s/ D. Sivertsen

                                Title: Secretary

                            SIERRA MEDICAL MANAGEMENT, INC.


                             By: /s/ Paul H. Palmer

                                Title: Secretary/Treasurer

                            SIERRA HEALTH HOLDINGS, INC.


                             By: /s/ Erin MacDonald

                                Title: Secretary

                            SOUTHWEST MEDICAL ASSOCIATES, INC.


                              By: /s/ Steven Evans

                                 Title: President/Secretary

                            NORTHERN NEVADA HEALTH NETWORK, INC.


                             By: /s/ David M. Marlon

                                Title: Secretary

                            INTERMED, INC.


                              By: /s/ D. Sivertsen

                                Title: Secretary

                            MOHAVE VALLEY HOSPITAL, INC.


                             By: /s/ David M. Marlon

                                Title: Secretary

                            TOLEMAC, INC.


                             By: /s/ David M. Marlon

                                Title: Secretary

                            M.E.G.A., INC.


                              By: /s/ Frank Collins

                                Title: Secretary

                            CII FINANCIAL, INC.


                              By: /s/ D. Sonenstein

                                Title: Secretary

                            SOUTHWEST REALTY, INC.


                              By: /s/ Frank Collins

                                Title: Secretary

                            Address for all of the foregoing:

                              2724 North Tenaya Way

                             Las Vegas, Nevada 89128

                            BANK OF AMERICA, N.A., as

                              Administrative Agent

                            By:
                               Title:

                                    EXHIBIT A

                         AMENDMENT TO SECURITY AGREEMENT

         This Amendment to Security Agreement (this "Amendment"), dated as of ________, ____, relates to the Security Agreement dated as of August 23, 2000 (as amended to date, the "Agreement") executed by each of the Subsidiary Grantors listed on Schedule 1 hereto (collectively, the "Grantors") in favor of Bank of America, N.A. ("Bank of America"), as agent (the "Agent") for the benefit of the Lenders (as defined in the Credit Agreement as hereinafter defined).

         In compliance with the Credit Agreement dated as of October 30, 1998(as amended from time to time, the "Credit Agreement") among the Borrower, the Lenders and Agent, and in conjunction with the execution by the parties hereto of the Amendment to Guaranty dated of even date herewith, ______________ (the "Additional Grantor") and the Agent hereby agree as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

     29. Amendment. The Agreement is hereby amended to add as a party, and more specifically, as a Subsidiary Grantor, thereunder, the Additional Grantor.

30. Representations and Warranties. The Additional Grantor represents and warrants to the Agent and the Secured Parties that each of the representations and warranties of a Subsidiary Grantor contained in the Agreement is hereby made by the Additional Grantor as of the date hereof except to the extent such representations and warranties relate to an earlier date and is true and correct as to the Additional Grantor as of the date hereof except to the extent such representations and warranties relate to an earlier date.

31. Grant of Security Interest. The Additional Grantor, to secure the complete and timely payment, observance and performance of all of its Obligations at any time arising under or in connection with the Guaranty, the Agreement and each other Loan Document to which it is a party, hereby assigns and pledges to the Agent, and hereby grants to the Agent for its benefit and the benefit of the Secured Parties, a first priority security interest and lien under the Agreement, in all of the Additional Grantor's right, title and interest in and to the Collateral (as defined in the Agreement), subject only to Permitted Liens, whether now owned or existing or hereafter arising or acquired and wheresoever located together in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

     32. Assumption of Rights, Obligations and Liabilities. The Additional Grantor assumes all of the rights, obligations and liabilities of a Grantor under the Agreement and agrees to be bound thereby as if the Additional Grantor were an original party to the Agreement.

     33. Effectiveness. This Amendment shall become effective on the date hereof upon the execution hereof by the Additional Grantor and the Agent and delivery hereof to the Agent.

     34. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


                                       -----------------------------------

                                       By:________________________________
                                          Title:

                                       Notice Address:




                                       Attention:


                                       BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                       By:________________________________
                                          Title:

                                   Schedule I

                              to Security Agreement

                                  Pledged Debt



Loan/Note Receivable                Amount                    Due

Dr. Anthony Marlon                $5,277,589                 06/30/02
Charles Giampa                      $152,000                 03/22/29
Dr. Sosey                           $935,000                 09/12/12
Dr. Sosey                           $153,440                 03/01/13
TriWest (Buyout)                  $3,700,000                 03/30/01
Hebets (uncollectable)              $550,000                 Past Due

                                   Schedule II

                              to Security Agreement

                               Pledged Securities

                           PLEDGED STOCK CERTIFICATES



Name of Stock                        No. Shares       Stock No.       Owner


Behavioral Healthcare Options, Inc.    100,000        Cert. No. 5      SHS
Family Health Care Services            1,000          Cert. No. 6      SHS
Family Home Hospice, Inc.              100            Cert. No. 1      SHS
Health Plan of Nevada, Inc.            100            Cert. No. 2      SHS
Intermed, Inc.                         100            Cert. No. 2      SHS
Med One Health Plan                    1,000          Cert. No. 2      PHI
M.E.G.A.                               10             Cert. No. 8      PHI
M.E.G.A.                               1.76           Cert. No. 9      PHI
Mohave Valley Hospital, Inc.           100            Cert. No. 9      SMM
Nevada Administrators, Inc.            55             Cert. No. 9      SHS
Nevada Administrators, Inc.            40             Cert. No. 7      SHS
Nevada Administrators, Inc.            5              Cert. No. 11     SHS
Northern Nevada Health Network, Inc.   1,600          Cert. No. 17     SHS
Prime Health, Inc.                     1,765          Cert. No. 9      PHI
Prime Holdings, Inc.                   745,556.67     Cert. No. 008    SHS
Prime Holdings, Inc.                   588,235        Cert. No. 014    SHS
Sierra Acquisition, Inc.               100            Cert. No. 1      SHS
Sierra Health-Care Options, Inc.       100            Cert. No. 1      SHS
Sierra Health Holdings, Inc.           100            Cert. No. 1      SHS
Sierra Home Medical Products, Inc.     100            Cert. No. 001    SHS
Sierra Medical Management, Inc.        100            Cert. No. 2      SHS
Sierra Military Health Services, Inc.  100            Cert. No. 2      SHS
Sierra Texas Systems, Inc.             100            Cert. No. 1      SHS
Southwest Medical Associates           100            Cert. No. 1      SHS
Southwest Realty, Inc.                 1,000          Cert. No. 1      SHS
Tolemac, Inc.                          100            Cert. No. 3      SMM

                                  Schedule III

                             Occupied Properties by
                                State and Address

                                    08/22/00

SIERRA HEALTH SERVICES AND SUBSIDIARIES
OCCUPIED PROPERTIES - NON REGULATED ENTITIES





                                                                                                   SQ FT.
                                                                                                   UNDER   2000       LEASE
STREET                   COMPLEX                                                DEPARTMENT         LEASE/   MONTHLY    TERM
ADDRESS                  NAME                         CITY            COMPANY   OR USE             ACRES    RENT       DATE


ARIZONA

1225 E. Hancock Rd.      Hancock Medical Plaza     Bullhead City      SMM        Medical Clinic   124,014  owned       na
1245 E. Hancock Rd.      Hancock Medical Plaza     Bullhead City      SMM        Medical Clinic   1,392    owned       na
2728 Silver Creek Rd.                              Bullhead City      BHO        Clinical         3,360    3,763.20  10/31/00 (1)
3003 Highway 95          Palo Verde Plaza,         Bullhead City      BHO        Admin/Clinical   4,100    4,797.00  09/30/05 (2)(3)
                         Suite 103 10/00
2601 Stockton Hill Rd.   Hilltop Plaza, #H-1       Kingman            BHO        Clinical         300        360.00  10/31/00

CONNECTICUT

220 Route 12             Groton Square,            Groton             SHS-SMHS   TSC              2,400    2,400.00  06/30/03
                         Unit 3

DELAWARE

RR Route 113             Blue Hen Corp             Dover              SHS-SMHS   TSC              3,690    4,835.67  06/30/03
                         Center, Ste 5G2
MARYLAND

1202 Technology Dr.      Heat Business             Aberdeen           SMHS       TSC              1,500    1,988.93  05/31/03
                         Center., Suite B
621 Ridgely Ave.         Ridgely Oaks              Annapolis          SMHS       TSC              1,610    1,999.08  06/30/03
                         Prof Ctr, Unit 404
111 Market Place         Candler Building          Baltimore          SMHS       Administrative   4,730    6,306.67  11/30/03
                         First Floor
111 Market Place         Candler Building          Baltimore          SMHS       Administrative   83,151 117,450.78  05/30/08 (2)
                         2nd, 4th, & 6th Floors
22576 RR 235             San Souci Plaza           California         SMHS       TSC              1,600    2,051.07  06/14/03 (2)
   & MacArthur Blvd      Store #306
10 N. Jefferson St.      Suite 201                 Frederick          SMHS       TSC              1,500    1,850.00  06/30/03
1215 Annapolis Rd.       NAH-Odenton               Odenton            SMHS       TSC              3,000    2,678.06  06/15/03
                         Med. Ctr., Ste 204
6009 Oxon Hill Rd.       One Constellation         Oxon Hill          SMHS       TSC              3,151    5,054.54  05/31/03 (2)
                         Center., Suite 42
11200 Rockville Pike                               Rockville          SMHS       TSC              3,093    6,562.73  06/30/03 (2)
8401 Colesville Rd.      Silver Spring             Silver Spring      SMHS       TSC              2,641    4,320.23  06/30/03
                         Metro Plaza,
                         4th Floor

MAINE

14 Main St.              Suite 104                 Brunswick          SMHS       TSC              1,200    1,414.19  06/30/03
226 Main St.                                       Limestone          SMHS       TSC              1,700    2,431.92  06/15/03

NEW HAMPSHIRE
30 International Plaza   2nd Floor                 Portsmouth         SMHS       TSC              3,661    5,177.26  06/14/03 (2)

NEW JERSEY
615 Hope Rd.             Victoria Plaza            Eatontown          SHS        TSC              2,030    2,368.33  06/15/03
                         1st Floor
527 Syksville Rd.        N. Hanover Mall           Wrightstown        SMHS       TSC              1,998    1,700.00  06/14/03

NEVADA

806 S. Buchanan          Los Posadas #112          Boulder City       SMA        Medical Clinic   1,468    1,556.04  05/31/06 (2)
98 E. Lake Mead Dr.      St. Rose                  Henderson          SMA        OB/GYN Clinic    4,063    7,811.99  04/15/06
                         Dominican #105
2651 Green Valley Pkwy.  Civic Center              Henderson          SMA        Medical Clinic   13,942  21,191.84  03/31/05 (2)
                         Building D
150 E. Harmon Ave.       Harmon Med. Ctr.          Las Vegas          SMA        Medical Clinic   25,500     NA       NA (4)
650 N. Nellis Blvd.                                Las Vegas          SMA        Medical Clinic   36,765   owned      NA
801 S. Rancho Dr.        Quail Park                Las Vegas          SMA        HPN sublease     5,008    8,120.00  04/30/02
                         F1 & F2

888 S. Rancho Dr.                                  Las Vegas          SMA        Medical Clinic   45,000   owned      NA
900 S. Rancho Dr.                                  Las Vegas          SMA        Demand Mgmt.     4,992    9,984.00   auto renew
1661 E. Flamingo Rd.     Cambridge Quail           Las Vegas          BHO        Clinical         4,076    6,929.00  04/03/03
                         Unit 2
1701 W. Charleston       Charleston Towers         Las Vegas          FHS        Administrative   20,266  37,495.80  11/30/05
                         1st & 2nd floors
2300 W. Charleston Blvd.                           Las Vegas          SMA        Medical Clinic   25,425   owned      NA
2316 W. Charleston Blvd.                           Las Vegas          SMA        Medical Clinic   25,122  61,623.14  12/31/04
2350 W. Charleston Blvd.                           Las Vegas          SMA/SMM    Administrative   15,300  19,890.00  07/20/05 (2)
2450 W. Charleston Blvd.                           Las Vegas          SMA        Surgery Center   28,500   owned      NA
2704 N. Tenaya Way                                 Las Vegas          SMA        Medical Clinic   40,103   owned      NA
2716 N. Tenaya Way                                 Las Vegas          SHS        Administrative  113,887 227,774.00  12/31/06
2716 N. Tenaya Way                                 Las Vegas          NV ADM     Administrative   1,571    3,141.18  12/31/06
2716 N. Tenaya Way                                 Las Vegas          SMA        Administrative   841      1,662.00  12/31/06
2720 N. Tenaya Way                                 Las Vegas          SHS        Administrative   2,876    5,752.00  auto renew
2720 N. Tenaya Way                                 Las Vegas          SHO        Administrative   9,713   19,426.00  auto renew
2724 N. Tenaya Way                                 Las Vegas          SHS        Administrative  43,480    owned      NA
2801 S. Valley View Blvd. Quail Park               Las Vegas          BHO        Admin.Clinical  11,280   18,418.63  11/30/01 (5)
3016 W. Charleston Blvd. Westbay #100              Las Vegas          SHS        Sales           27,000   51,300.00  05/31/07
3111 S. Valley View Blvd.  Location I              Las Vegas          SHS        Purchasing      20,248    9,899.00  12/31/02
                         C104/D104-105
4475 S. Eastern Ave.                               Las Vegas          SMA        Medical Clinic  53,672   90,168.96  auto renew
5321 Cameron St.         Sterling Business         Las Vegas          THC        Business / Whse.18,695   16,322.34  01/14/04 (2)
                         Park

6330 W. Flamingo Rd.                               Las Vegas          SMA        Medical Clinic  11,700    owned      NA
2239 Crestline Loop                                N. Las Vegas       SHS        Print Shop       6,860    owned      NA
4511 Cheyenne Ave.       Hangar Unit 3             N. Las Vegas       SHS        Hangar           9,400    1,725.00  01/31/06
2005 Silverado Blvd.                               Reno               SMM        Medical Clinic  Pending   Pending    Pending (6)
6100 Plumas              Club Lakeridge            Reno               SHS        Master Lease    11,410   17,387.00  11/30/00 (2)

NEW YORK

273 Main St.             Keller/Westpoint          Highland Falls     SMHS       TSC              2,464    2,150.00  06/30/03 (2)
RR Route 3               West Plaza                Plattsburgh        SMHS       TSC              1,525    1,668.96  06/15/03 (2)
584 Phoenix Dr.          Griffis Bus &             Rome               SMHS       TSC              2,366    2,760.33  06/30/03 (2)
                         Tech Park, Bldg 780
26515 Route 3            Partridge BerryInn        Watertown          SMHS       TSC              2,500    1,875.00  06/14/03 (2)

PENNSYLVANIA

875 Greentree Rd.        Eleven Parkway            Green Tree         SHS        TSC              1,653    2,410.63  06/30/03 (2)
                         Center, Ste 215           (Pittsburgh)
34 Main St.              Palm Plaza Ste 42         Palmyra            SMHS       TSC              1,360    1,345.00  06/14/03 (2)
RR Scott Way & RR 291    International Plaza       Tinicum            SMHS       TSC              2,445    4,687.33  06/14/03
                         Suite 635                 (Philadelphia)

RHODE ISLAND
221 Third St.            Admiral's Gate            Newport            SMHS       TSC               1,4     1,703.08  06/14/03
                         Tower
TEXAS

701 I-20 East                                      Arlington          BHO        Clinical          165      330.00     auto renew
4201 Brook Spring Dr.                              Dallas             BHO        Clinical          165      330.00     auto renew
4201 Brook Spring Dr.    Southwest Dallas          Dallas             TMGT/TXHC   SW Dallas Ctr. 29,635.00   owned         NA (7)
9250 Amberton Pkwy.      Northpoint III            Dallas             BHO        Clinical          9,773  19,546.00    auto renew
9250 Amberton Pkwy.      Northpoint III            Dallas             TMGT/TXHC   Medical Clinic    33,725    owned        NA (7)
12606 Greenville Ave.    Northpoint IV             Dallas             TMGT/TXHC   Dallas Spec. Ctr 122,310    owned        NA (7)
1001 12th Avenue                                   Ft. Worth          TMGT/TXHC   Medical Clinic    77,783    owned        NA (7)
1300 S. University Dr.   University                Ft. Worth          BHO        Clinical          5,465  10,930.00   auto renew (8)
                         Centre 1
2727 Military Pkwy.                                Mesquite           BHO        Clinical          158       316.00     auto renew
2727 Military Pkwy.                                Mesquite           TMGT/TXHC   Medical Clinic    30,684    owned     NA (9)

VIRGINIA

1800 North Kent St.                                Arlington          SHS        TSC               1,846   3,753.65  05/31/03 (2)
17479 Jefferson          Coach House               Dumfries           SMHS       TSC               1,240   1,025.00  06/14/00 (2)
Davis Highway            Plaza, Unit B5
3918 Prosperity Ave.     Suite 202                 Fairfax            SHS-SMHS   TSC               1,229   2,060.03  06/15/03 (2)
7764 Armistead Rd.       Gunston Plaza             Lorton             SHS-SMHS   TSC               3,472   4,833.75  06/30/03 (2)
                         Suite 260

(1) Relo to 3003 (2) Option to Extend (3) Relo from 2728 (4) Sumitomo Bank (5) Increase Overdue (6) Info Joe Devin (7) staying open (8) relo to 1001 12th (9) close 9/30


                                   Schedule IV

             Chief Place of Business and Chief Executive Office and
                 Office Where Records Concerning Receivables and

                       Assigned Agreements are Maintained:

                    All subsidiaries listed below have their

                chief place of business,  chief  executive  office,  and records
              2724 Tenaya Way, Las Vegas, Nevada 89128.

                       Federal Tax Identification Numbers:



     Employer

Name of Corporation                                 Identification Number

Sierra Health-Care Options                           88-0254322
Nevada Administrators, Inc.                          88-0264562
Behavioral Healthcare Options, Inc.                  88-0267857
Sierra Home Medical Products, Inc.                   88-0385705
Family Healthcare Services                           88-0223385
Family Home Hospice, Inc.                            88-0257036
Sierra Medical Management, Inc.                      88-0353504
Sierra Health Holdings, Inc.                         88-0332118
Southwest Medical Associates, Inc.                   88-0201420
Northern Nevada Health Network, Inc.                 88-0245121
Intermed, Inc.                                       86-0644010
Mohave Valley Hospital, Inc.                         86-0693199
Tolemac, Inc.                                        86-0671683
M.E.G.A., Inc.                                       88-0198777
CII Financial, Inc.                                  95-4188244
Southwest Realty, Inc.                               88-0245985
Prime Holdings, Inc.                                 88-0330952

                                   Schedule V

                   Trade Names, Corporate or Fictitious Names

                                   Trade Names

See Schedule VI

                                Corporation Names

Behavioral Healthcare Options, Inc.
CII Financial, Inc.
Family Healthcare Services
Family Home Hospice, Inc.
Intermed, Inc.
M.E.G.A., Inc.
Mohave Valley Hospital, Inc.
Nevada Administrators, Inc.
Northern Nevada Health Network, Inc.
Prime Holdings, Inc.
Sierra Health Holdings, Inc.
Sierra Health-Care Options, Inc.
Sierra Home Medical Products, Inc.
Sierra Medical Management, Inc.
Southwest Medical Associates, Inc.
Southwest Realty, Inc.
Tolemac, Inc.


                                Fictitious Names


               Company                                Doing Business As                        File Date        County

Health Plan of Nevada, Inc.                      Southwest Vision                                06/28/85       Clark
Southwest Medical Associates, Inc.               Rancho Surgical Plaza                           06/28/85       Clark
M.E.G.A., Inc.                                   Silver State Medical Administrators             06/28/91       Clark
Prime Health, Inc.                               Med One Works                                   10/18/95       Clark
M.E.G.A., Inc.                                   Patient Advocate                                07/02/96       Clark
Allan Ebbin, M.D.                                Las Vegas Anesthesia Consultants                01/09/97       Clark
Steven Evans, M.D.                               Pacific Anesthesia Consultants                  03/25/97       Clark
Elias F. Ghanem & William Bannen                 CURB Associates1                                10/23/97       Clark
Sierra Health-Care Options, Inc.                 Sierra at Work                                  10/24/97       Clark
Sierra Health-Care Options, Inc.                 Sierra at Work                                  11/04/97       Clark
                                                                                               Terminated

Nevada Administrators, Inc.                      Sierra at Work                                  11/04/97       Clark
Southwest Medical Associates, Inc.               Harmon Medical Center                           02/09/98       Clark
Southwest Medical Associates, Inc.               Laughlin Medical Center                         02/09/98       Clark
Sierra Home Medical Products, Inc.               THC of Nevada                                   02/09/98       Clark
Sierra Home Medical Products, Inc.               THC of Nevada2                                  08/20/98       Sacramento,
                                                                                                                  California

Sierra Home Medical Products, Inc.               THC of Nevada3                                  09/14/98       Nye
Sierra Home Medical Products, Inc.               THC of Nevada4                                  10/05/98       Mohave County,
                                                                                                                  Arizona

Tolemac,Inc.                                     Mohave Medical Associates                       10/08/98       Mohave County,
                                                                                                                  Arizona

Elias F. Ghanem & William Bannen                 CURB Associates                                 12/21/98       Clark
                                                                                               Terminated

Sierra Health-Care Options, Inc.                 CURB Associates                                 12/21/98       Clark
Sierra Home Medical Products, Inc.               THC of Nevada Pharmacy                          03/10/99       Clark
Southwest Medical Associates, Inc.               Laughlin Medical Center                         06/22/99       Clark
                                                                                              Terminated5

Health Plan of Nevada, Inc.                      Southwest Vision                                11/12/99       Clark
                                                                                               Terminated

Health Plan of Nevada, Inc.                      Southwest Vision Services                       11/12/99       Clark
Mohave Valley Hospital                           Hancock Medical Plaza6                          07/20/00       Mohave County,
                                                   Arizona


1A Termination of Fictitious Firm name was never filed after the Prime closing; hence the late filing date.

2 Required  pursuant to Section 17917 of the  California  Business & Professions
  Code, SMHS was required to file Fictitious Statement in Sacramento County in connection with its Needles, California business license and, because it has not business location in California, we were also required to publish a statement for 3 consecutive weeks in a newspaper of general circulation in Sacramento County. IN ADDITION, THIS MUST BE RENEWED WITHIN FIVE (5) YEARS OF FILING DATE.

3This filing required for the Pahrump business license.
4This filing required for the Kingman, AZ business license ~ THC works out of its Bullhead City, AZ office.

5This dba was terminated because SMA sold Laughlin Medical Center to UMC. The termination became effective as of the closing date of 03/31/99 at Steve Peterson's request.

6This filing made at the request of Wayne Nippe.

                                   Schedule VI

                              to Security Agreement

                       Copyrights, Trademarks and Patents

                                     PATENTS

                                      None

                                   COPYRIGHTS

                                      None


                                   TRADEMARKS


         Mark                  Appl.            T or S             Registered              Renew     Abnd.   Reg. No      Class
         Date                                                         Date

Senior Dimensions             07/03/85             T                01/28/96             01/28/06            1,380,893     Unk
Sierra Health
 Services, Inc.               03/22/85             T                05/13/86             05/13/06            1,393,502      34
Health Dimensions             03/11/85             T                02/24/87               Cxled.            1,430,511    36 & 42
SHS                           03/22/85             T                03/10/87             03/10/07            1,432,169      35
Diamond Design                04/17/90             S                02/08/94             02/08/04            1,820,310  35, 36 & 42
Gemini                        05/19/87             S                12/29/87             12/29/07            1,470,955    36
Gemini & Design               05/19/87             S                01/05/88             01/05/08            1,471,657    36
Sierra Health &
  Life Ins. Co., Inc.         05/19/87             T                02/28/89             02/28/09            1,527,323      36
SHL & Design                  05/19/87             T                02/09/88               Cxled.            1,476,187      36
SD                            07/03/85             T                01/28/86               Cxled.            1,380,892      42
SD & Design                   07/03/85             T                09/23/86               Cxled.            1,410,903      42
HD (Stylized)                 03/22/85            Unk               09/23/86               Cxled.            1,410,851     36 & 42
SHS (Stylized)                03/22/85            Unk               03/10/87               Cxled.            1,432,170         35

1"T" for Trademark; "S" for Servicemark

                                   Schedule VI

                          SHS Federal Registrations(R)



         Mark                     Appl.         T or S2            Registered              Renew   Abnd.     Reg. No       Class
                                  Date                                                     Date



Behavioral Health-                                                                                                       35, 36, 41

  Care Options, Inc.             08/27/91          T                 Abandoned                      X                        & 42
Southwest Medical
  Associates, Inc.               03/13/92          T                  02/23/93           02/23/03            1,754,358       42
Health Dimensions                03/13/92          T                 Abandoned                      X                        42
HMO Texas                        04/12/95          S                  02/17/98           02/17/08            2,136,473      36 & 42
HMO Texas & Design               04/12/95          S                  02/17/98           02/17/08            2,136,474      36 & 42

Just What the Patient

  Ordered                        04/12/95          S                  02/24/98           02/24/08            2,139,367      36 & 42
Golden Choice                    04/02/96          S              App. Pending                               Serial No.
                                                                                                            75/082/625      36 & 42
                                                                                                            Reg. Pending

Texas Choice                     12/29/98          S              App. Pending                              Serial No.
                                                                                                            Reg. Pending

Texas Health Choice              02/25/99          S              App. Pending                              Serial No.      36 & 42
                                                                                                            75/647,836

                                                                                                            Reg. Pending

Texas Health Choice &
  Design                         02/01/00          S              App. Pending                              Serial No.      36 & 42
                                                                                                            75/907,095

                                                                                                            Reg. Pending

Western Medical                                                                                             Serial No.
  Consultants                    05/04/99          S                 Abandoned                      X       75/698,573      36 & 42

                                                                        02/02/00

1"T" for Trademark; "S" for Servicemark

                                   Schedule VI

                             SHS State Trademarkssm



   Mark                   State        Appl.     T or S1    Registered      Renew    Abnd.    Reg. No         Class
                                       Date                                 Date2


Sierra Health


 Services, Inc.         Colorado       Unk         S        11/15/85     11/15/05      0     951122493          Unk
Gemini The Dual
  Choice Healthcare

  Plan & Design          Nevada         Unk        S        02/03/86        N/A        X     20 Pg 21;          36
                                                                                                 2021

Gemini The Dual
  Choice Healthcare
  Plan & Design

  (Tradename)            Nevada         Unk        T        02/03/86        N/A        X     20 Pg 22;          102
                                                                                             2022

Gemini & Design          Arizona       05/19/87    S        04/04/88        N/A        X     26,203             Unk
Gemini                   California    05/19/87    S        09/30/87        N/A        X     30,270             100
Gemini                   Missouri      07/20/87    S        10/30/87        N/A        X     S09,745             101
Gemini                   Kansas        07/20/87    S        11/23/87        N/A        X     Unk                  2
Gemini                   Colorado      05/21/87    S        05/21/87        N/A        X     33,218              101
Design Only              Nevada        05/30/90    T        06/19/90     06/19/00      -     23 Pg 666;           42
  (Diamond)                                                                                  23666

1"T" for Trademark; "S" for Servicemark

2Nevada marks are no longer good for ten (10) years; effective 10/02/93, when each mark is renewed, they are good only for a period of five (5) years.

                                   Schedule VI

                             SHS State Trademarkssm



         Mark            State      Appl.   T or S  Registered   Renew    Abnd.         Reg. No                        Class
                                    Date                         Date



Design Only                                                                          23 Pg 667;                           0
  (Diamond)              Nevada     Unk         T    06/19/90    06/19/00                 23667                          42
Design Only                                                                          23 Pg 668;
  (Diamond)              Nevada     Unk         T    06/19/90    06/19/00            23668                               42
Coordinated Care         Nevada     Unk         S    06/19/90    N/A        X
Med One Health Plan      Nevada     Unk         S    10/30/90    10/30/00            Judy at the SOS to
                                                                                     send us a copy
Northern Nevada                                                                      Judy at the SOS to
  Health Network         Nevada     Unk         S    12/27/90    12/27/00            send us a copy
Health Plan of Nevada    Nevada     07/31//91   S    07/31/91    10/21/01            Vol. 17, Pg 307                    Unk
Sierra Choice            Nevada     03/25/94    S    04/01/94    04/01/04            27 Pg 388; 27388                   102
Gemini:  The Dual
  Choice Healthcare
  Plan                   Nevada     Unk         S                N/A        X
Nevada Administrators    Nevada     07/19/99    S   08/17/99     08/17/04            None                               102
One Generation to the
  The Next               Nevada     05/08/00    S   05/15/00     05/15/05            None                               101

                                                    Schedule VII
                                                 Subsidiary Grantors

Sierra Health-Care Options, Inc., a Nevada corporation Nevada Administrators, Inc., a Nevada corporation
Behavioral Healthcare Options, Inc., a Nevada corporation Sierra Home Medical Products, Inc., a Nevada corporation Family Healthcare Services, a Nevada corporation
Family Home Hospice, Inc., a Nevada corporation
Sierra Medical Management, Inc., a Nevada corporation
Sierra Health Holdings, Inc., a Nevada corporation
Southwest Medical Associates, Inc., a Nevada corporation Northern Nevada Health Network, Inc., a Nevada corporation Intermed, Inc., an Arizona corporation, a Nevada corporation Mohave Valley Hospital, Inc., an Arizona corporation Tolemac, Inc., an Arizona corporation
M.E.G.A., Inc., a Nevada corporation
CII Financial, Inc., a Nevada corporation
Southwest Realty, Inc., a Nevada corporation
Prime Holdings, Inc., a Nevada corporation

                                  Schedule VIII

                                 Existing Liens

                                   [to follow]

                                  Schedule VIII

                                 Existing Liens*



      Debtor                                   Secured Party               Collateral Description

Sierra Home Medical                         Originally Sabratek                  (10) 6060 Infusion Pumps
Products, Inc. (Prin DB                     Credit Corp assigned to
For Debtor THC of                           Michigan Heritage Bank
Nevada)

Sierra Home Medical                         Originally Sabratek                  (10) 6060 Infusion Pumps
Products, Inc. (Prin DB                     Credit Corp assigned to
For Debtor THC of                           Michigan Heritage Bank
Nevada)

Sierra Home Medical                         Originally Sabratek                  (10) 6060 Infusion Pumps
Products, Inc. (Prin DB                     Credit Corp assigned to
For Debtor THC of                           Michigan Heritage Bank
Nevada)

Sierra Health Services                      BCL Capital                          (1) Toshiba Copier System Model 1560
(Prin DB for Debtor                                                              (1) Toshiba Copier System Model 2460
Sierra Home Medical                                                              (1) Toshiba Controller Model SC-1
Products)

Southwest Medical                           General Electric Co.                 (1) CT  HiSpeed  Advantage  2.X  System and all
Associates, Inc.                                                                     additions, improvements, etc. thereto


Mohave Valley  Hospital                 Copelco  Capital Inc.                   (1) Demo MAC 6  Computerized
                                                                                 Electrocardiograph Inc.
                                                                                (1) Siemens Siremobile 2U
                                                                                 fluoroscopic C-arm refurbished
                                                                                 in 1993 with [7 additional  parts]
                                                                                (1) Demo EPM-3000 Video  Endoscopy  Processor
                                                                                (1) Demo PV-M2030/BS Demo 20" Color Monitor
                                                                                (1) Demo EC-3801L Video  Colonoscope

                                                                                 with water jet
                                                                                (1) Demo EG-2901 Video  Gastroscope
                                                                                (1) AMSCO Eagle 2021 Gravity

                                                                                 Sterilizer with 20 KW Electric Steam Generator

Sierra Military Health                      Pitney Bowes Credit                  All equipment of whatever nature manufactured,
Services, Inc.                              Corporation                          sold or distributed by Pitney  Bowes Credit Inc.,
                                                                                 Monarch  Marketing  Systems Inc.,  Pitney Bowes
                                                                                 Credit Corp.,  Dictaphone  Corp. and subject to
                                                                                 lease  dated   12/21/98   between   Debtor  and
                                                                                 Secured  Party  and  all  proceeds,   additions
                                                                                 thereto and  replacements  thereof.  (says "not
                                                                                 subject to  recordation  tax-does  not create a
                                                                                 security interest")

Southwest Realty (Prin                      Marvco Inc.                          (1) Gestetner #2301 Copier
DB for Debtor Strebeck,                                                          (1) Murata Fax

Sierra Health Services,                     Bank of America Nevada               All of the Debtor's right, title and interest in
Inc.                                                                             and to all personal property of every kind  and

                                                                                 description,
                                                                                 whether
                                                                                 now
                                                                                 existing
                                                                                 or
                                                                                 later
                                                                                 acquired,
                                                                                 which
                                                                                 now,
                                                                                 or
                                                                                 which
                                                                                 at
                                                                                 any
                                                                                 later
                                                                                 time
                                                                                 may
                                                                                 be
                                                                                 attached
                                                                                 to,
                                                                                 erected
                                                                                 upon,
                                                                                 situated
                                                                                 in
                                                                                 or
                                                                                 upon,
                                                                                 forming
                                                                                 a
                                                                                 part
                                                                                 of,
                                                                                 appurtenant
                                                                                 to,
                                                                                 used
                                                                                 or
                                                                                 useful
                                                                                 in
                                                                                 the
                                                                                 construction
                                                                                 or
                                                                                 operation
                                                                                 of
                                                                                 or
                                                                                 in
                                                                                 connection
                                                                                 with,
                                                                                 or
                                                                                 arising
                                                                                 from
                                                                                 the
                                                                                 use
                                                                                 or
                                                                                 enjoyment
                                                                                 of
                                                                                 all
                                                                                 or
                                                                                 any
                                                                                 part
                                                                                 of,
                                                                                 or
                                                                                 from
                                                                                 any
                                                                                 lease
                                                                                 or
                                                                                 agreement
                                                                                 pertaining
                                                                                 to,
                                                                                 the
                                                                                 real
                                                                                 property
                                                                                 or
                                                                                 interests
                                                                                 in
                                                                                 it
                                                                                 located
                                                                                 in
                                                                                 the
                                                                                 County
                                                                                 of
                                                                                 Clark,
                                                                                 State
                                                                                 of
                                                                                 Nevada,
                                                                                 as
                                                                                 more
                                                                                 particularly
                                                                                 described
                                                                                 in
                                                                                 Exhibit
                                                                                 A
                                                                                 attached
                                                                                 hereto
                                                                                 and
                                                                                 made
                                                                                 a
                                                                                 part
                                                                                 of
                                                                                 this
                                                                                 financing
                                                                                 statement
                                                                                 as
                                                                                 if
                                                                                 fully
                                                                                 set
                                                                                 forth
                                                                                 (the
                                                                                 "Land"),
                                                                                 including,
                                                                                 without
                                                                                 limitation:
                                                                                 Description
                                                                                 of
                                                                                 the
                                                                                 Land:
                                                                                 The
                                                                                 following
                                                                                 Land
                                                                                 situated
                                                                                 in
                                                                                 the
                                                                                 city
                                                                                 of
                                                                                 Las
                                                                                 Vegas,
                                                                                 County
                                                                                 of
                                                                                 Clark,
                                                                                 State
                                                                                 of
                                                                                 Nevada:


                                                                                 Commencing
                                                                                 at
                                                                                 the
                                                                                 South
                                                                                 Quarter
                                                                                 Corner
                                                                                 of
                                                                                 Section
                                                                                 15
                                                                                 Township
                                                                                 20
                                                                                 South,
                                                                                 Range
                                                                                 60
                                                                                 East,
                                                                                 M.D.M.,
                                                                                 City
                                                                                 of
                                                                                 Las
                                                                                 Vegas,
                                                                                 Clark
                                                                                 County,
                                                                                 Nevada,
                                                                                 as
                                                                                 shown
                                                                                 on
                                                                                 the
                                                                                 Plat
                                                                                 of
                                                                                 "Resubdivision
                                                                                 of
                                                                                 a
                                                                                 Portion
                                                                                 of
                                                                                 the
                                                                                 Las
                                                                                 Vegas
                                                                                 Technology
                                                                                 Center",
                                                                                 a
                                                                                 commercial
                                                                                 subdivision,
                                                                                 as
                                                                                 shown
                                                                                 in
                                                                                 Book
                                                                                 47,
                                                                                 Page
                                                                                 35
                                                                                 or
                                                                                 recorded
                                                                                 Plats
                                                                                 official
                                                                                 records,
                                                                                 Clark
                                                                                 County,
                                                                                 Nevada;


                                                                                 Thence
                                                                                 North
                                                                                 12(degree)12'21"
                                                                                 East,
                                                                                 2752.56
                                                                                 Feet
                                                                                 to
                                                                                 the
                                                                                 centerline
                                                                                 intersection
                                                                                 of
                                                                                 Peak
                                                                                 Drive
                                                                                 and
                                                                                 Tenaya
                                                                                 Way;

                                                                                 Thence South 89(degree)51'34" East, 45.00 Feet to a
                                                                                 point on the east right-of-way on Tenaya Way;

                                                                                 Thence North 07(degree)10'13"  East,  12.67 Feet
                                                                                 Along Said east right-of-way;

                                                                                 Thence  Departing  said   right-of-way,   south
                                                                                 89(degree)57'23" East, 298.29 Feet;

                                                                                 Thence  North  84(degree)04'34",  191.14  feet
                                                                                 to the
                                                                                 true point of beginning;

                                                                                 Thence North 84(degree)04'34" East, 346.94 Feet;

                                                                                 Thence South 04(degree)00'00" West, 582.89 Feet;

                                                                                 Thence North 86(degree)00'00" West, 278.75 Feet;

                                                                                 Thence North 04(degree)00'00" East, 208.52 Feet;

                                                                                 Thence North 20(degree)34'57" West, 151.44 Feet;



                                                                                 Thence
                                                                                 North
                                                                                 04(degree)00'00"
                                                                                 East,
                                                                                 176.86
                                                                                 Feet
                                                                                 to
                                                                                 the
                                                                                 true
                                                                                 point
                                                                                 of
                                                                                 beginning.

                                                                                 (a) all buildings structures and improvements
                                                                                     located or later constructed on the land
                                                                                 (b) all existing and future appurtenances,
                                                                                     privileges, easements, mineral rights, etc.
                                                                                 (c) all existing and future leases, subleases, etc.
                                                                                 (d) all real property and improvements, described
                                                                                     or not, required for the beneficial enjoyment
                                                                                     of the land
                                                                                 (e) all goods, materials, supplies, chattels,
                                                                                     furniture, etc. nor or later attached or
                                                                                     placed on land
                                                                                 (f) all building materials, equipment, etc. used
                                                                                     for land improvements
                                                                                 (g) all right to payment of money and all value
                                                                                     arising from any and all existing and future
                                                                                     interest rate protection agreements
                                                                                 (h) all rights to the payment of money,  accounts,
                                                                                     etc. which arise from or relate to
                                                                                     construction on the land or to any business
                                                                                     now or later to be conducted on it


                                                                                      (i)
                                                                                      all
                                                                                      proceeds,
                                                                                      including
                                                                                      all
                                                                                      claims
                                                                                      and
                                                                                      demands
                                                                                      for
                                                                                      them
                                                                                      of
                                                                                      the
                                                                                      voluntary
                                                                                      or
                                                                                      involuntary
                                                                                      conversion
                                                                                      of
                                                                                      any
                                                                                      of
                                                                                      the
                                                                                      land
                                                                                      etc.

                                                                                 (j) all books and records pertaining to any and
                                                                                     all of the property described above


                                                                                     (k)
                                                                                     all
                                                                                     proceeds
                                                                                     of,
                                                                                     additions
                                                                                     and
                                                                                     accretions
                                                                                     to,
                                                                                     substitutions
                                                                                     and
                                                                                     replacements
                                                                                     for,
                                                                                     and
                                                                                     changes
                                                                                     in
                                                                                     any
                                                                                     of
                                                                                     the
                                                                                     property
                                                                                     described
                                                                                     above.

Sierra Health Services,                     Norstan Financial                    Aspect Call Center Model 200-R telecommunications
Inc.                                        Services Inc.                        system and all related equipment.


Sierra Health Services,                     Norstan Financial                    Refurbished 9751 Model 10 with AVT system and all
Inc.                                        Services Inc.                        related equipment.

Sierra Health Services,                     Norstan Financial                    Siemens 9751 Model 50 telecommunication system and
Inc.                                        Services Inc.                        all related equipment.

Sierra Health Services,                     Young Electric Sign Co.              (1)  double  faced non-illuminated monument sign.
Inc.

Sierra Health Services,                     Sumitomo Bank Leasing                Description of Land:
Inc.                                        & Finance Inc.                       That portion of the Northwest  Quarter  (NW1/4)
                                                                                 of  Section  21  Township  21  South,  Range 61
                                                                                 East,  M.D.B.&M.,  more particularly  described
                                                                                 as  parcel  one (1) as shown by  parcel  map in
                                                                                 file 13,  Page 40,  recorded  June 14,  1977 as
                                                                                 document  No.   709873  of  official   records,
                                                                                 Clark County, Nevada.



                                                                                 Savings
                                                                                 and
                                                                                 excepting
                                                                                 therefrom
                                                                                 that
                                                                                 portion
                                                                                 of
                                                                                 the
                                                                                 hereinabove
                                                                                 described
                                                                                 property
                                                                                 conveyed
                                                                                 to
                                                                                 the
                                                                                 county
                                                                                 of
                                                                                 Clark,
                                                                                 State
                                                                                 of
                                                                                 Nevada,
                                                                                 by
                                                                                 document
                                                                                 no.744760
                                                                                 in
                                                                                 book
                                                                                 785
                                                                                 of
                                                                                 Official
                                                                                 Records,
                                                                                 Recorded
                                                                                 September
                                                                                 8,
                                                                                 1977
                                                                                 in
                                                                                 the
                                                                                 office
                                                                                 of
                                                                                 the
                                                                                 county
                                                                                 recorder
                                                                                 of
                                                                                 Clark
                                                                                 County,
                                                                                 Nevada.

                                                                                 (a) All buildings, structures, facilities,
                                                                                     landscaping and other improvements to the
                                                                                     land, etc.

                                                                                 (b) All additions, proceeds, substitutions,
                                                                                     replacements etc. on land



                                                                                     (c)
                                                                                     The
                                                                                     lease
                                                                                     of
                                                                                     the
                                                                                     land
                                                                                     between
                                                                                     Debtor
                                                                                     and
                                                                                     Secured
                                                                                     Party
                                                                                     dated
                                                                                     of
                                                                                     even
                                                                                     date
                                                                                     herewith
                                                                                     and
                                                                                     all
                                                                                     rights
                                                                                     of
                                                                                     Debtor
                                                                                     therein,
                                                                                     etc.

                                                                                 (d) Any and all  moneys,  goods,  accounts,
                                                                                     chattel  paper,  general  intangibles,
                                                                                     documents,  etc.  that the  Secured  Party is
                                                                                     authorized to receive.



                                                                                     (e)
                                                                                     All
                                                                                     unearned
                                                                                     premiums
                                                                                     under
                                                                                     insurance
                                                                                     policies,
                                                                                     all
                                                                                     proceeds
                                                                                     from
                                                                                     conversion
                                                                                     of
                                                                                     any
                                                                                     property
                                                                                     etc.

                                                                                  (f) Any process equipment, furniture, furnishings
                                                                                      or trade fixtures which are purchased or
                                                                                      constructed by Debtor

Sierra Health Services,                     BCL Capital                                 (1) Toshiba Copier System Model 1560
Inc. (Prin DB for Debtor                                                                (1) Toshiba Copier System Model 2460
Sierra Home Medical                                                                     (1) Toshiba Controller Model SC-1
Products)

Sierra Health Services,                     Norstan Financial                     Aspect  Call  Center  Model  200R  and  related
Inc.                                        Services Inc.                         equipment

Sierra Health Services,                     General Electric                      C-Arm Demo System per contract 509327 and related
Inc. (and Mohave Valley                     Company                               equipment.
Hospital & Medical
Center Inc.)

Sierra Health Services,                     Minolta Business                      (2?) Minolta D1520 Copiers
Inc.                                        Systems                               (3) Minolta D1250 Copiers
                                                                                  (1) Minolta 1030 Copier
                                                                                  (1) Minolta 1031F Copier


*The descriptions of collateral contained in this Schedule VIII may be abbreviated, and are subject to the actual descriptions as they appear in the original financing statements.


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